SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549





                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of report (Date of earliest event reported) January 22, 2001
                                                        ----------------


                                CTS CORPORATION
                                ---------------
             (Exact Name of Registrant as Specified in its Charter)



               Indiana                    1-4639               35-0225010
---------------------------------  ----------------------   -------------
(State or other jurisdiction           (Commission)         (IRS Employer
      of Incorporation)                File Number)        Identification No.)

905 West Boulevard North, Elkhart, Indiana                      46514
------------------------------------------
                                                            ---------------
(Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code: 219-293-7511

                                N/A

        (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.  Other Events.

             On January 22, 2001, the Compensation Committee of the Board of Directors of CTS Corporation ("the Company") reduced the number of shares of the Company's common stock reserved for issuance under the CTS Corporation 1988 Restricted Stock and Cash Bonus Plan from 1,769,000 shares to 500,000 shares, thereby removing from reserve 1,269,000 shares, effective as of December 31, 2000.

ITEM 7.  Financial Statements and Exhibits.
         ---------------------------------

             (a)  Financial Statements of Business Acquired:  N/A
                  -----------------------------------------

             (b)  Pro Forma Financial Information:  None
                  --------------------------------

             (c)  Exhibits:  None
                  --------

                                    SIGNATURE

             Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                   CTS CORPORATION



                                   By:      /S/ Jeannine M. Davis
                                          -----------------------
                                          Name:  Jeannine M. Davis
                                          Title: Executive Vice President
                                                 Administration and Secretary

Dated:  January 23, 2001